UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

January 6, 2017

Date of report (Date of earliest event reported)

DATALINK CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Minnesota	000-29758	41-0856543
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10050 Crosstown Circle Suite 500 Eden Prairie, MN	55344
(Address of Principal Executive Offices)	(Zip Code)

(952) 944-3462

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                                           Completion of Acquisition or Disposition of Assets.

Pursuant to the Agreement and Plan of Merger, dated as of November 16, 2016 (the “Merger Agreement”), by and among Insight Enterprises, Inc., a Delaware corporation (“Insight”), Reef Acquisition Co., a Minnesota corporation and wholly owned subsidiary of Insight (“Merger Sub”), and Datalink Corporation, a Minnesota corporation (“Datalink”), on January 6, 2017 (the “Closing Date”), Merger Sub was merged with and into Datalink (the “Merger”), with Datalink continuing as the surviving corporation and as a wholly owned subsidiary of Insight.

In the Merger, each share of common stock of Datalink (the “Datalink Common Stock”) that was issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”) (other than (i) any shares of Datalink Common Stock owned by Insight, Merger Sub, or any direct or indirect wholly owned subsidiary of Insight or of Datalink immediately prior to the Effective Time and (ii) any shares of Datalink Common Stock with respect to which dissenter’s rights have been properly demanded and with respect to which Sections 302A.471 and 302A.473 of the Minnesota Business Corporation Act have been complied with (collectively, the “Excluded Shares”)) was converted, at the Effective Time, into the right to receive $11.25 in cash, without interest (the “Per Share Merger Consideration”).

As a result of the Merger, (i) each share of restricted stock of Datalink that was outstanding immediately prior to the Effective Time was cancelled in exchange for the Per Share Merger Consideration, (ii) each option to purchase a share of Datalink Common Stock pursuant to Datalink’s stock plans that was outstanding immediately prior to the Effective Time (whether vested or unvested) was cancelled in exchange for the difference between the Per Share Merger Consideration and the exercise price and (iii) each restricted stock unit (“RSU”) and performance stock unit (“PSU”) of Datalink that was outstanding or payable as of immediately prior to the Effective Time (whether vested or unvested) was cancelled at closing in exchange for a lump sum cash payment equal to the product of the number of shares of Datalink Common Stock subject to such RSU or PSU and the Per Share Merger Consideration.

The foregoing descriptions of the Merger and the Merger Agreement in this Item 2.01 do not purport to be complete and are subject to and qualified in their entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The disclosure regarding the Merger and the Merger Agreement set forth under Item 5.01 of this Current Report on Form 8-K is incorporated by reference to this Item 2.01.

Item 3.01                                           Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On the Closing Date, Datalink notified the NASDAQ Stock Exchange (the “NASDAQ”) that the Merger had been completed and requested that trading of Datalink Common Stock be delisted from NASDAQ. Datalink also requested that NASDAQ file with the Securities and Exchange Commission (the “SEC”) a notification of removal from listing on Form 25 with respect to the delisting of Datalink Common Stock from NASDAQ. Datalink intends to file with the SEC a certification on Form 15 to terminate or suspend its reporting obligations under Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended, as promptly as practicable.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03                                           Material Modification to Rights of Security Holders.

As set forth under Item 2.01 of this Current Report on Form 8-K, as of the Effective Time, all issued and outstanding shares of Datalink Common Stock (other than any Excluded Shares) were automatically cancelled and converted into the right to receive the Per Share Merger Consideration. At the Effective Time, all holders of Datalink Common Stock (other than any Excluded Shares) ceased to have any rights with respect thereto other than the right to receive such consideration.

The information set forth under Items 2.01, 3.01, 5.01, and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01                                           Changes in Control of Registrant.

As a result of the Merger, a change in control of Datalink occurred, and Datalink is now a wholly owned subsidiary of Insight.

The aggregate consideration paid by Insight in connection with the Merger was approximately $257.5 million, without giving effect to related transaction fees and expenses.  Insight funded the Merger through a combination of cash on hand and approximately $196 million in borrowings under Insight’s credit agreement with JPMorgan Chase Bank, N.A., as Administrative Agent, the lenders party thereto and certain of Insight’s foreign subsidiaries as additional borrowers.

The disclosure regarding the Merger and the Merger Agreement set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Merger Agreement, at the Effective Time and as a result of the Merger, each of our directors as of immediately prior to the Effective Time (Brent G. Blackey, Paul F. Lidsky, Greg R. Meland, J. Patrick O’Halloran, James E. Ousley, Mercedes Walton and James L. Zucco, Jr.) ceased to be directors of Datalink.  Also pursuant to the Merger Agreement, at the Effective Time and as a result of the Merger, each of the directors of Merger Sub as of immediately prior to the Effective Time (Kenneth T. Lamneck and Glynis A. Bryan) became directors of Datalink.

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, at the Effective Time and as a result of the Merger, (i) the articles of incorporation of the Company were amended and restated in their entirety to be identical to the form attached as Exhibit B to the Merger Agreement and (ii) the by-laws of Merger Sub, as in effect immediately prior to the Effective Time, became the by-laws of Datalink, except that, in accordance with the Merger Agreement, references to the name of Merger Sub were replaced by references to the name of Datalink. A copy of such amended and restated articles of incorporation and such by-laws of Datalink are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits

(d)                                 Exhibits.

The exhibit index that appears after the signature page to this Current Report on Form 8-K is incorporated by reference to this Item 9.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATALINK CORPORATION

Date: January 6, 2017	/s/ Gregory T. Barnum
Gregory T. Barnum
Vice President and Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description	Manner of Filing

2.1	Agreement and Plan of Merger, dated November 6, 2016, by and among Datalink Corporation, Insight Enterprises Inc., and Reef Acquisition Co.*	Incorporated by Reference(1)

3.1	Amended and Restated Articles of Incorporation of Datalink Corporation	Filed Electronically

3.2	Amended and Restated Bylaws of Datalink Corporation	Filed Electronically

*                 Certain schedules and exhibits have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.

(1)         Incorporated by reference to Exhibit 2.1 to Datalink Corporation’s Current Report on Form 8-K filed on November 7, 2016.